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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 31, 1998 except as to Note 13 as to which the date is January 7, 1999, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-64499) and related Prospectus of Implant Sciences Corporation.


                                          /s/      ERNST & YOUNG LLP

                                          --------------------------------------
                                                    Ernst & Young LLP

Boston, Massachusetts

February 9, 1999